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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: April 16, 2003
               (Date of Earliest Event Reported: April 16, 2003)

                              EL PASO CORPORATION

             (Exact name of Registrant as specified in its charter)


            Delaware                       1-14365               76-0568816
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                El Paso Building
                             1001 Louisiana Street
                              Houston, Texas 77002
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (713) 420-2600


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ITEM 5. OTHER EVENTS

     On April 16, 2003, we announced the completion of an important step in our plan to enhance liquidity and financial flexibility; the extension of maturity of our $3 billion revolving credit facility to June 2005. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         Exhibit
         Number                      Description
         -------                     -----------

           99.1         Press Release dated April 16, 2003.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        EL PASO CORPORATION


                                        By:      /s/ Jeffrey I. Beason
                                           ------------------------------------
                                                     Jeffrey I. Beason
                                           Senior Vice President and Controller
                                              (Principal Accounting Officer)

Dated: April 16, 2003

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                                 EXHIBIT INDEX

         Exhibit
         Number                      Description
         -------                     -----------

           99.1         Press Release dated April 16, 2003.